UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

XINDA DBA

TRIBAL RIDES INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56366	37-1758469
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

26060 Acero, Mission Viejo, CA 92691

(Address of principal executive offices, including zip code)

949-434-7259

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On February 07, 2024 we dismissed our independent registered public accounting firm, TAAD LLP, effective immediately. The dismissal was approved by the board of directors.

TAAD LLP reports on our financial statements for the years ended December 31, 2021 and 2022 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the fiscal years ended March 31, 2022 and 2021 and through December 31, 2022, there were (1) no disagreements with TAAD LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of TAAD LLP would have caused TAAD LLP to make reference to the subject matter of the disagreement(s) in connection with its reports; and (2) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided TAAD LLP with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that TAAD LLP furnish a letter addressed to the Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated October 25, 2021, indicating that TAAD LLP is in agreement with these disclosures, is filed as Exhibit 16.1 to this Form 8-K.

On February 07, 2024, we engaged Olayinka Oyebola & Co (OO) as our independent registered public accountant effective immediately. The engagement was approved by the board of directors. During the fiscal years ended March 31, 2022 and 2021 and through December 31, 2022, we did not consult with OO regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on our financial statements, (3) written or oral advice provided that would be an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between our company and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribal Rides International Corp.

Date: June 24, 2024	By:	/s/ Joseph Grimes
Joseph Grimes, Chief Executive Officer

2